                                                                        EX-10.42

                            FIRST AMENDMENT TO LEASE

         This First Amendment to Lease ("FIRST AMENDMENT") is made as of September 12, 2000, between ARE-10933 NORTH TORREY PINES, LLC, a Delaware limited liability company ("LANDLORD"), and IDEC PHARMACEUTICALS CORPORATION, a Delaware corporation ("TENANT"), with reference to the following Recitals.

                                    RECITALS

         A. Landlord and Tenant entered into that certain Lease Agreement dated as of June 24, 1999 (the "LEASE"), pursuant to which Tenant leases certain premises (the "PREMISES") located at 3010 Science Park Road, San Diego, California and more particularly described in the Lease. Initially capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease unless the context clearly indicates otherwise.

         B. The rentable square footage of the Premises, the Building and the Project has been measured as required pursuant to Section 5 of the Lease and Landlord and Tenant desire to amend the Lease to reflect the results of such measurement. Landlord and Tenant desire to also amend the Lease as set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Lease is amended as follows:

1. MEASUREMENT. Landlord and Tenant hereby acknowledge that they have reviewed the results dated July 17, 2000, of the measurement of the Premises, the Building and the Project by McGraw/Baldwin Architects. Landlord and Tenant hereby acknowledge and agree that the Premises, the Building and the Project have been measured by McGraw/Baldwin Architects pursuant to, and in accordance with, the requirements set forth in Section 5 of the Lease.

2. BASIC LEASE TERMS. Based on the results of such measurement of the Premises, the Building and the Project, Landlord and Tenant hereby agree that, effective as of the Commencement Date, the following basic Lease terms set forth on page 1 of the Lease shall be amended and restated as follows:

PREMISES:         That portion of the Building, containing approximately 44,809 rentable square feet, as shown on EXHIBITS A-1 AND A-2, together with an exclusive use hazardous materials storage pad outside the Building, as shown on EXHIBIT B-1.

TENANT'S SHARE: 60.10%

RENTABLE AREA OF PREMISES: 44,809 sq. ft.

RENTABLE AREA OF PROJECT: 182,690 sq. ft.

RENTABLE AREA OF BUILDING: 74,557 sq. ft.

BUILDING'S SHARE OF PROJECT: 40.81%

                                           [Science Park - IDEC Pharmaceuticals]

Landlord and Tenant hereby agree that Exhibit A-1, Exhibit A-2 and Exhibit B-1 to the Lease are hereby replaced with Exhibit A-1, Exhibit A-2 and Exhibit B-1 which are attached hereto and incorporated herein by this reference.

3.       TI ALLOWANCE. Landlord and Tenant acknowledge that pursuant to Section
5.2 of the Work Letter, Landlord agreed to provide to Tenant a TI Allowance of $100 per rentable square foot of the Premises. Based on the results of the measurement of the Premises, Landlord and Tenant hereby agree that the TI Allowance is increased from $4,132,800 to $4,480,900 and that, subject to final reconciliation of the TI Costs, Tenant shall be entitled to a refund of the Excess TI Deposit in the amount of $280,900 which Tenant deposited with Landlord.

4. STORAGE AREA. Notwithstanding anything to the contrary contained in the Lease, during the term of the Lease, Landlord hereby waives its right to collect monthly rent from Tenant in connection with Tenant's use of the Storage Area and the mechanical storage area located in the southwest corner of the basement of the Building.

5.       MISCELLANEOUS.

         (a) This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

         (b) This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns.

         (c) This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

         (d) Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

                        [SIGNATURES ARE ON THE NEXT PAGE]

                                           [Science Park - IDEC Pharmaceuticals]

         IN WITNESS WHEREOF, this First Amendment to Lease has been duly executed and delivered by Landlord and Tenant as of the date first above written.

                                      TENANT:

                                      IDEC PHARMACEUTICALS CORPORATION,
                                      a Delaware corporation

                                      By: /s/ Phillip Schneider
                                          --------------------------------------
                                      Its: SVP & CFO

                                      LANDLORD:

                                      ARE -10933 NORTH TORREY PINES, LLC,
                                      a Delaware limited liability company

                                      By: ALEXANDRIA REAL ESTATE EQUITIES, INC.,
                                          a Maryland corporation, Managing
                                          Member

                                          By: /s/ [ILLEGIBLE]
                                              ----------------------------------
                                          Its: SENIOR VICE PRESIDENT

                                           [Science Park - IDEC Pharmaceuticals]

                                   EXHIBIT A-1

                               [FIRST FLOOR PLAN]

                                   EXHIBIT A-2

                               [SECOND FLOOR PLAN]

                                  EXHIBIT B-1

                                  THE PROJECT

                                  [SITE PLAN]